Goodwill	12 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
12. GOODWILL
The following is a continuity of goodwill by segment:

	Body Exteriors & Structures	Power & Vision	Seating Systems	Complete Vehicles	Corporate	Total

Balance, December 31, 2023	452	1,928	258	109	20	2,767
Acquisitions	—	34	—	—	—	34

Foreign exchange and other	(17)	(94)	(8)	(7)	(1)	(127)
Balance, December 31, 2024	435	1,868	250	102	19	2,674
Impairments	—	(379)	—	—	—	(379)
Acquisitions	—	10	—	—	3	13

Foreign exchange and other	26	155	10	14	(1)	204
Balance, December 31, 2025	$ 461	$1,654	$260	$116	$ 21	$2,512
The Company assessed goodwill impairment based on a comparison of each reporting unit’s fair value to the underlying carrying amount of net assets, including goodwill. Fair value of a reporting unit is determined using estimated discounted future cash flows, which involves significant estimates including forecasted production volumes and sales, discount rates, and terminal growth rates.
The Company reviewed goodwill for impairment as at December 31, 2025 and recorded an impairment charge within Other expense, net of $379 million related to a reporting unit within the Power & Vision segment. Refer to Note 4, Other expense, net for additional information.
The Company believes the assumptions used to estimate fair value are reasonable and appropriate, however the future financial performance of a reporting unit is dependent on the Company’s ability to realize its business plan, which is affected by future market and economic conditions. In addition, future changes in management’s assumptions and/or estimates could lead to different fair value estimates and potentially result in additional impairment charges.